Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 31, 2006
                                -----------------

                               DIALOG GROUP, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-30294
                                              ------------

Delaware                .                                             87-0394290
------------------------                                        ----------------
(State or other jurisdiction of                                (I.R.S.  Employer
incorporation or organization )                              Identification No.)

            Twelfth Floor, 257 Park Avenue South, New York, NY 10010
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  212-254-1917
                                 --------------
              (Registrant's Telephone number, including area code)

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      On August 31, 2006, the Registrant entered into an agreement with Dialog Marketing Services, Inc. a subsidiary of Redi-Direct Marketing, Inc. a privately held information services company. The agreement provides for the sale of substantially all of Registrant's operating assets for a cash purchase price of $1,900,000. Registrant would retain its financial assets, including its receivables, and would be relieved of the liability for its office leases. The agreement provides a breakup fee of $150,000 to be paid by the Registrant if the sale is not consummated for any reason. Prior to the execution of the agreement, there was no material relationship between either party and the other or the other's affiliates.

      Under Delaware law, this transaction must be submitted to the shareholders for their approval. The Directors have fixed September 11, 2006 as the record date for a special meeting and preliminarily set September 28th, 2006 as the date of the meeting.

Section 8 - Other Events

Item 8.01 Other Events.

      In addition, Dialog Marketing Services has lent the Registrant $200,000. The note bears interest at the annual rate of eight percent and, after December 1, 2006, is payable on demand. The debt is secured by the pledge of the Company's assets, including its databases.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)   The Financial Statements of business acquired.

      Not Applicable

(b)   Pro forma financial statements.

      Not Applicable

(c)   Exhibits:

Exhibit Number           Description of Exhibit
--------------           ----------------------
     2.4                 Asset Purchase Agreement dated August 31, 2006 between
                         the Company and certain of its subsidiaries and Dialog
                         Marketing Services, Inc.

     2.5 First Amendment to Asset Purchase Agreement dated August 31, 2006 between the Company and certain of its subsidiaries and Dialog Marketing Services, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIALOG GROUP, INC.

Date: September 5, 2006                 By:/s/ Peter DeCrescenzo
                                           -------------------------------------
                                           Peter V. DeCrescenzo, President & CEO

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                                INDEX TO EXHIBITS

  Exhibit    Page
  Number     Number       Description
----------   ----------   ----------------------

    2.4      E - 1        Asset Purchase Agreement dated August 31, 2006 between
                          the Company and certain of its subsidiaries and Dialog Marketing Services, Inc.

    2.5      E - 25       First Amendment to Asset Purchase Agreement dated
                          August 31, 2006 between the Company and certain of its subsidiaries and Dialog Marketing Services, Inc.